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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 15, 2004

                     Lehman ABS Corporation, on behalf of:

        CORPORATE BACKED TRUST CERTIFICATES, BELLSOUTH CAPITAL FUNDING
                     DEBENTURE-BACKED SERIES 2003-2 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-31594              13-3447441
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(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation)                   Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                               10019
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, BellSouth Capital Funding
Debenture-Backed Series 2003-2 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of January 29, 2003.

Item 5. OTHER EVENTS

On July 15, 2004, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

BellSouth Corporation, the underlying securities support provider, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the underlying securities support provider please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under BellSouth Corporation's Exchange Act file number, 001-08607. Periodic and current reports and other information required to be filed pursuant to the Exchange Act, by BellSouth Corporation may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the underlying securities issuer, the underlying securities support provider or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     1 Trustee's Distribution Statement to the BellSouth Capital Funding Debenture-Backed Series 2003-2 Certificate Holders for the period ending July 15, 2004.



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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 15, 2004


                                                 Lehman ABS Corporation


                                                 By: /s/ Paul Mitrokostas
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                                                 Name:   Paul Mitrokostas
                                                 Title:  Senior Vice President




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                                 EXHIBIT INDEX


Exhibit Number       Description
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       1             Trustee's Distribution Statement to the BellSouth Capital
                     Funding Debenture-Backed Series 2003-2 Certificate
                     Holders for the period ending July 15, 2004



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